UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2018

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 21, 2018, Premier, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the three months and fiscal year ended June 30, 2018. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

As discussed in the press release, the Company held a conference call and webcast on August 21, 2018. Supplemental slides referenced during the conference call and webcast were available on the Company’s website for viewing by call participants. A transcript of the call together with supplemental slides referenced during the conference call are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K.

The press release attached hereto as Exhibit 99.1 includes the following corrections: as initially reported in the Consolidated Statements of Income table for the twelve months ended June 30, 2017, “Operating expenses” were reported as “456,905” and have been corrected to “462,352” and in the supplemental financial table Reconciliation of GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income, for the three months ended June 30, 2018, “Potentially dilutive shares” were reported as “-” and have been corrected to “1,636” and correspondingly, “Weighted average fully distributed shares outstanding – diluted” were reported as “132,960” and have been corrected to “134,596”. Corresponding changes were made to the supplemental slides attached hereto as Exhibit 99.3. No other changes were made to the press release or supplemental slides. The corrected press release and supplemental slides were posted to the Company’s external website on August 21, 2018.

Item 7.01.	Regulation FD Disclosure.

As noted above, the Company held a conference call and webcast on August 21, 2018, to discuss the Company’s operating results for the three months and fiscal year ended June 30, 2018. A copy of the press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call, is attached as Exhibit 99.1 to this Current Report on From 8-K. A transcript of the call together with supplemental slides referenced during the conference call are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

* * * *

The information discussed under Item 2.02 and Item 7.01 above, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Premier, Inc., dated August 21, 2018.

99.2	Transcript of conference call of Premier, Inc., dated August 21, 2018.

99.3	Supplemental slides referenced during the fourth quarter 2018 earnings call of Premier, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
Name: Susan D. DeVore
Title: President and Chief Executive Officer

Date: August 23, 2018